Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 000-52542

Mainland Resources, Inc. 21 Waterway Avenue, Suite 300 The Woodlands, Texas 77380 info@mainlandresources.com

NEWS RELEASE

MAINLAND SEES MULTIPLE GAS PAY ZONES ON ITS BURKLEY-PHILLIPS #1 WELL, MISSISSIPPI

Houston, Texas / PR Newswire - April 13, 2011 -Mainland Resources, Inc., (the "Company") (MNLU-OTCBB, 5MN-Frankfurt) reports that further review and analysis of the Core results and Log data for the Burkley-Phillips #1 well indicates that the well hosts multiple potential pay zones including the Bossier Shale, Knowles Lime, Cotton Valley and Haynesville shale intercepts, and in addition has the potential for oil within the Tuscaloosa sandstones.

Mike Newport, President of Mainland Resources states, "This new data is vitally important to Mainland as we design the production plan at Buena Vista. For instance, this new data revealing what we know as the Deep Bossier Shale is very important as it demonstrates the Burkley-Phillips has a strong potential to be an economically viable project for us."

"Deep Bossier Shales generally have high production rates, so that we can expect greater longevity in the wells that have strong potential for production from other zones, such as the Knowles and Cotton Valley.", Newport adds.

The analysis of the data has indicated that the primary pay zone is a Deep Bossier Shale, which is within a greater than 2000 foot Bossier Formation interval that was encountered at approximately 19,960 feet. Special Core analysis performed on core cut within the Bossier in the well, suggests that the rock properties of the shales are similar to high productivity Bossier wells in Northwest Louisiana and East Texas. These observations, combined with natural fracturing and very high pressures in excess of 20,000 psi, suggest that the well could have very strong production rates in the Bossier Zone.

The Bossier Section consists of interbedded sandstones, siltstones and shales within a naturally fractured, high-pressure environment. Petrophysical analysis suggests that some of the sandstones have very good conventional porosity. Typical, in these types of formations, production rates are high.

Good porosity is also observed within approximately 70 feet of the overlying Knowles Lime in the Burkley-Phillips #1 well. Petrophysical analyses, as well as exceptional mud gas shows observed while drilling this unit, indicate the potential for excellent gas production within this interval.

Mainland and its working interest partners control in excess of 17,800 net acres or 28 sections on the Buena Vista prospect area where the Burkley-Phillips #1 well was drilled to 22,000 feet, cored and logged. Upon successful completion of its proposed merger with American Exploration, Mainland would own 92% of the 28 sections in the Buena Vista prospect. As recently announced, core analysis has determined that gas in place in the Buena Vista prospect could be up to 500 BCF/section based on the cored interval.

About Mainland Resources, Inc.

Mainland Resources, Inc. is engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of acreage in emerging and early developing oil and gas regions with the potential for material discoveries. For information see: http://www.mainlandresources.com

Symbol:   MNLU - OTCQB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

Contact:   Investor Relations (USA)
                Toll-Free North America +1-877-662-3668

                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIMETO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.